Exhibit  10.7

                           GRANT OF SECURITY INTEREST

                            IN PATENTS AND TRADEMARKS

THIS GRANT OF SECURITY INTEREST ("Grant"), effected as of April 27, 2004, is executed by Sequiam Corporation, a California corporation ("Sequiam"), in favor
                                                             -------
of  Laurus  Master  Fund,  Ltd.  (the  "Secured  Party").
                                        --------------
A. Pursuant to a Master Security Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement") among Sequiam, certain other Assignors (as defined in the
 -------------------
Security Agreement), and the Secured Party, the terms and provisions of which are hereby incorporated herein as if fully set forth herein, Sequiam and the other Assignors have granted a security interest to the Secured Party in consideration  of  the  Secured  Party's  agreement to provide loans to Sequiam.
B. Sequiam (1) has adopted, used and is using the trademarks reflected in the trademark registrations and trademark applications in the United States Patent and Trademark Office more particularly described on Schedule 1 annexed
                                                              ----------
hereto  as part hereof (the "Trademarks"), and (2) has
                             ----------


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registered or applied for registration in the United States Patent and Trademark
Office  of  the patents more particularly described on Schedule 2 annexed hereto
                                                       ----------
as  part  hereof  (the  "Patents").
                         -------
C. Sequiam wishes to confirm its grant to the Secured Party of a security interest in all right, title and interest of Sequiam in and to the Trademarks and Patents, and all proceeds thereof, together with the business as well as the goodwill of the business symbolized by, or related or pertaining to, the Trademarks, and the customer lists and records related to the Trademarks and Patents and all causes of action which may exist by reason of infringement of any  of  the  Trademarks  and  Patents  (collectively, the "T&P Collateral"), to
                                                            --------------
secure the payment, performance and observance of the Obligations (as that term is defined in the Security Agreement).

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged:

     1. Sequiam does hereby further grant to the Secured Party a security interest in the T&P Collateral to secure the full and prompt payment, performance and observance of the Obligations.

     2. Sequiam agrees to perform, so long as the Security Agreement is in effect, all acts deemed necessary or desirable by the Secured Party to permit and assist it, at Sequiam's expense, in obtaining and enforcing the Trademarks and Patents in any and all countries. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings. Sequiam hereby appoints the Secured Party as Sequiam's attorney-in-fact to execute and file any and all agreements, instruments, documents and papers as the Secured Party may determine to be necessary or desirable to evidence the Secured Party's security interest in the Trademarks and Patents or any other element of the T&P Collateral, all acts of such attorney-in-fact being hereby ratified and confirmed.

     3. Sequiam acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the T&P Collateral granted hereby are more fully set forth in the Security Agreement and the rights and remedies set forth herein are without prejudice to, and are in addition to, those set forth in the Security Agreement. In the event that any provisions of this Grant are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

     4. Sequiam agrees to execute financing statements or other instruments to the extent required by the Uniform Commercial Code and in executing such other documents or instruments as may be required or deemed necessary by you for purposes of affecting or continuing your security interest in the T&P Collateral.

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IN  WITNESS WHEREOF, Sequiam has caused this instrument to be executed as of the day  and  year  first  above  written.

                                   SEQUIAM  CORPORATION

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


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                    SCHEDULE 1 TO GRANT OF SECURITY INTEREST
                    ----------------------------------------

                REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS


Trademark          Registration or        Registration or        Country
---------          ---------------        ---------------        -------
                 Application Number       Application Date
                 ------------------       ----------------
Sequiam          78375254                 01/26/04               USA



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                    SCHEDULE 2 TO GRANT OF SECURITY INTEREST
                    ----------------------------------------

                         PATENTS AND PATENT APPLICATIONS

Patent             Registration or        Registration or        Country
---------          ---------------        ---------------        -------
                 Application Number       Application Date
                 ------------------       ----------------
None.


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STATE  OF  _____________)
                        )  ss.:
COUNTY  OF  ____________)

     On this ____ day of _________, ____, before me personally came ________ ________________ who, being by me duly sworn, did state as follows: that [s]he is ______________ of Sequiam Corporation that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the [Board of Directors] of said corporation.


                                              _________________________
                                                   Notary  Public


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STATE  OF  _____________)
                        )  ss.:
COUNTY  OF  ____________)


     On this ____ day of _________, ____, before me personally came ________ _____________________ who, being by me duly sworn, did state as follows: that [s]he is __________________ of Laurus Master Fund, Ltd., that [s]he is authorized to execute the foregoing Grant on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.


                                              _________________________
                                                   Notary  Public


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